UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report: August 28, 2006

Science Applications International Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-12771	95-3630868
(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Campus Point Drive, San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 826-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 8.01.	Other Events.

On August 28, 2006, the Chairman of the Board of Directors and Chief Executive Officer of Science Applications International Corporation (SAIC or the Company) sent a memo to the employees and stockholders of the Company announcing the intention to adjourn the Special Stockholders’ Meeting scheduled for Tuesday, August 29, 2006 until Wednesday, September 27, 2006. The adjournment of the special stockholders’ meeting is necessary to provide stockholders with supplemental materials to explain the implications of the recently adopted Pension Protection Act of 2006 (Pension Protection Act) on the Company and its retirement plans. The Pension Protection Act was signed into law by the President on August 17, 2006 and, among other things, provides retirement plan participants with rights to diversify or sell company stock held in retirement plans. The adjournment is necessary to ensure that stockholders make an informed decision on the proposals being voted on at the special meeting.

A copy of the memo is attached as Exhibit 99.1 and incorporated by reference herein in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Memo from Chairman and CEO to employees and stockholders dated August 28, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Date: August 28, 2006	By	/s/ DOUGLAS E. SCOTT
Douglas E. Scott
	Its:	Senior Vice President General Counsel and Secretary